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                                                                   EXHIBIT 10.11

                             HYPERSPECTRAL IMAGING
                                 DATA AGREEMENT

         This Hyperspectral Imaging Data Agreement (this "Agreement" or "HSI Data Agreement") is made and entered into this 31st day of December 1998 between Orbital Sciences Corporation ("Orbital"), a Delaware corporation, and Orbital Imaging Corporation ("ORBIMAGE"), a Delaware Corporation.

                                   WITNESSETH

         WHEREAS, the parties desire to enter into this Agreement for purposes of ORBIMAGE providing Hyperspectral Imaging ("HSI") Data Sets to Orbital for delivery to its U.S. Air Force ("USAF") customer in accordance with Contract No. F29601-97-C-0110 (the "HSI Contract").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1)       DEFINITIONS

"HSI Contract" shall mean the U.S Air Force/Phillips Laboratory contract (Contract No. F29601-97-C-0110), between Orbital and the USAF duly executed on August 5, 1997.

"ORBIMAGE System Procurement Agreement" shall mean the agreement between Orbital and ORBIMAGE dated November 18, 1996, and as amended on May 8, 1997, December 31, 1997, February 26, 1998 and December 31, 1998.

2)       ORBITAL'S PURCHASE OF HSI DATA SETS

         Orbital hereby agrees to purchase HSI Data Sets from ORBIMAGE for delivery to its USAF customer in accordance with the HSI Contract. Except with the prior written consent of ORBIMAGE, which shall not be unreasonably withheld, Orbital shall not make any use of the HSI Data sets delivered by ORBIMAGE other than pursuant to the HSI Contract. Orbital agrees to pay ORBIMAGE $31,000,000 for HSI Data Sets in accordance with CLIN 0003 of the HSI Contract. This amount shall be adjusted to reflect the final combined value of HSI Contract CLINs 0001 through 0003. Orbital shall forward such payment upon the launch of OrbView-4 in accordance with the Milestone Payment Schedule set forth in Exhibit A. To the extent the USAF exercises any options under the HSI Contract to purchase HSI Data Sets, Orbital shall purchase such Data Sets from ORBIMAGE at a price equal to the total value of the option exercised as paid by USAF. Orbital will pay ORBIMAGE for all such purchases no later than ten (10) days after Orbital receives any payment from USAF.

3)       ORBIMAGE LIMITATION OF LIABILITY

         ORBIMAGE HAS NOT AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER WITH RESPECT TO THE HYPERSPECTRAL DATA SETS TO BE PROVIDED TO ORBITAL UNDER THIS SECTION OF THE HSI DATA AGREEMENT. ORBIMAGE SHALL NOT BE LIABLE TO ORBITAL FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING UNDER OR RELATING TO THE HSI CONTRACT.





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4)       NO THIRD PARTY BENEFICIARY RIGHTS

         Nothing herein shall be construed to confer any third-party beneficiary rights to the USAF under this HSI Data Agreement. Orbital agrees to indemnify ORBIMAGE for any damages arising from any claims by the USAF against ORBIMAGE relating to the HSI Contract.

5)       TERMINATION

         In the event the USAF terminates its requirements for HSI Data under the HSI Contract, Orbital shall likewise have the right to terminate this Agreement.

6)       STANDARDS OF CONDUCT

         ORBIMAGE agrees to use commercially reasonable efforts to supply Orbital with data sets required to be delivered under the HSI Contract and to ensure that such data sets conform with the specifications under the HSI Contract (unless such failure to conform is attributable to work performed by Orbital under the ORBIMAGE System Procurement Agreement). Orbital shall employ commercially reasonable standards of business conduct in the performance of its obligations under the HSI Contract.

7)       GOVERNING LAW

         This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws.

8)       ENTIRE AGREEMENT

         This Agreement and attachments contains the entire understanding between the parties concerning the HSI Data Sets that ORBIMAGE will provide Orbital in support of the HSI contract and supersedes all prior written and oral understandings relating to the subject hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

ORBITAL SCIENCES CORPORATION (ORBITAL)


By:
         ------------------------------------------
Name:    Jeffrey V. Pirone
Title:   Executive Vice President, Finance and
         Chief Financial Officer


ORBITAL IMAGING CORPORATION (ORBIMAGE)


By:
         ------------------------------------------
Name:    Gilbert D. Rye
Title:   President and Chief Operating Officer





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                                   EXHIBIT A
                           MILESTONE PAYMENT SCHEDULE
                                ($ IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
            DATE                               MILESTONE PAYMENTS                          MONTHLY PAYMENTS
----------------------------------------------------------------------------------------------------------------------
  2000
----------------------------------------------------------------------------------------------------------------------
       March                  For HSI Data Sets *                        $31,000
----------------------------------------------------------------------------------------------------------------------
                 TOTAL PAYMENT                     $31,000
----------------------------------------------------------------------------------------------------------------------

* Payment is for HSI Data Sets as required under CLIN 0003 of the HSI Contract and is due upon launch of OrbView-4.





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